Financial Instruments and Financial Risk Management - Summary of Movement in Allowance for Expected Credit Loss in Respect of Trade and Other Receivables (Details) - Trade and Other Receivables - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Trade And Other Current Receivables [Line Items]
Balance, beginning of year	$ 27,317	$ 11,528
Business combinations	127	9,561
Sale of business	(1,914)	0
Bad debt expenses	19,644	10,854
Amount written off and recoveries	(14,129)	(4,372)
Effect of movements in exchange rates	(2,007)	(254)
Balance, end of year	$ 29,038	$ 27,317